Filed Pursuant to Rule 497(e)
Registration No. 033-08746
Supplement dated September 29, 2022
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2022

The Tocqueville Fund
A series of the Tocqueville Trust (the “Trust”)

On September 15, 2022, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Expense Limitation Agreement between the Trust, on behalf of The Tocqueville Fund (the “Fund”) and Tocqueville Asset Management, L.P. (the “Advisor”), as investment adviser of the Fund, pursuant to which the Advisor has agreed to reduce the Fund’s operating expense limit from 1.25% to 1.20% effective October 1, 2022.

The following disclosures are hereby revised to reflect the change to the operating expense limit of the Fund:

Prospectus, Page 1 – “Fees and Expenses of the Fund”

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Tocqueville Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.34%
Less: Fee Waiver/Expense Reimbursement	(0.14)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement(1)	1.20%
___________
(1)    The Advisor has contractually agreed to waive the Tocqueville Fund’s management fees and/or reimburse expenses in order to ensure that the Tocqueville Fund’s Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement do not exceed 1.20% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until at least March 1, 2023 and may not be terminated by the Advisor before such time. Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement have been restated to reflection the reduction of the Fund’s operating expense limit from 1.25% to 1.20%, effective October 1, 2022.

Example
This example is intended to help you compare the cost of investing in the Tocqueville Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Tocqueville Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Tocqueville Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$411	$721	$1,600

Prospectus, Page 26 – “Management of the Funds – Investment Advisor”

For the performance of its services under the investment advisory agreements, the Advisor receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. In addition, with respect to the Fund, the Advisor has contractually agreed to waive its management fees and/or reimburse expenses in order to ensure that the Fund’s total annual operating expenses do not exceed 1.20% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreements will remain in effect until at least March 1, 2023, and may not be terminated by the Advisor before such time. Prior to October 1, 2022 the Fund’s operating expense limit was 1.25%. For the fiscal year ended October 31, 2021, the Fund paid the Advisor advisory fees, as a percentage of the Fund’s average daily net assets, equal to 0.66%.

SAI, Page 33 - “Investment Advisory and Other Services”

Advisory Fees
For the performance of its services under the Agreement, the Advisor receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Each fee is accrued daily for the purposes of determining the offering and redemption price of the Fund’s shares. In addition, with respect to the Fund, the Advisor has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that the Fund’s total annual operating expenses does not exceed 1.20% of its average daily net assets. These Expense Limitation Agreement will remain in effect until at least March 1, 2023. Prior to October 1, 2022 the Fund’s operating expense limit was 1.25%.

Please retain this supplement with your Prospectus and SAI